Exhibit 99.1

The information contained in this Monthly Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client Contract Duration and Dayrates and Risks Associated with Operations. The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc.

Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.

This report does not include contract status information for the fleet of TODCO, a publicly traded drilling company in which Transocean owns a majority interest.

New Fleet Classification. Transocean Inc. has created a new rig classification to its listing of semisubmersible rigs and drillships to better reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The new rig classification, “High Specification Fleet,” is comprised of “5th Generation Deepwater,” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, “Other Deepwater,” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet and “Other High Specification,” comprised of four of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The previous category entitled “Mid-water Fleet” has been renamed “Other Floaters,” which represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : May 28, 2004
New Contracts and Contract Extensions Noted in Bold

								Current		Current		Previous
Dynamically positioned «	Floater		Yr. Entered(1)	Water	Drilling			Contract	Estimated(2)	Contract		Contract
Rig Type/Name	Type		Service	Depth (ft.)	Depth	Location	Client	Start/Idle Date	Expiration	Dayrate(3)		Dayrate(3)
High Specification Floaters:
5th Generation Deepwater (13)
Discoverer Deep Seas	ship	«	2001	10,000	35,000	USGOM	ChevronTexaco	Jan-01	Jan-06		$205,000		N/A
Discoverer Enterprise	ship	«	1999	10,000	35,000	USGOM USGOM	BP BP	Dec-99 Dec-04	Dec-04 Dec-07	$ $	198,600 182,500	$	N/A 198,600
Discoverer Spirit	ship	«	2000	10,000	35,000	USGOM	Unocal	Sep-00	Sep-05		$204,000		N/A
Deepwater Discovery	ship	«	2000	10,000	30,000	Pakistan	Total	May-04	Jun-04		$165,000		$179,000
Deepwater Frontier	ship	«	1999	10,000	30,000	Brazil	Petrobras	Mar-04	Jan-06		$145,000		$158,000
Deepwater Millennium	ship	«	1999	10,000	30,000	USGOM USGOM	ChevronTexaco Kerr-McGee	May-04 Aug-04	Jun-04 Oct-04	$ $	130,000 195,000	$ $	130,000 130,000
Deepwater Pathfinder	ship	«	1998	10,000	30,000	USGOM E. Canada	ChevronTexaco Marathon	Jan-04 Jun-04	Jun-04 Sep-04	$ $	135,000 157,300	$ $	164,400 135,000
Deepwater Expedition(9)	ship	«	1999	10,000	30,000	Brazil	Petrobras	Oct-99	Sep-05		$135,000		N/A
Deepwater Horizon	semi	«	2001	10,000	30,000	USGOM USGOM	BP BP	Sep-01 Sep-04	Sep-04 Sep-05	$ $	200,000 165,000	$	N/A 200,000
Cajun Express	semi	«	2001	8,500	25,000	USGOM USGOM	Dominion ChevronTexaco	Feb-04 Jun-04	Jun-04 Aug-04	$ $	90,000 150,000	$ $	125,000 125,000
Deepwater Nautilus(4)	semi		2000	8,000	30,000	USGOM	Shell	Jun-00	Jun-05		$201,800		N/A
Sedco Energy	semi	«	2001	7,500	25,000	Nigeria	ChevronTexaco	May-03	Oct-04		$186,400		$181,400
Sedco Express(9)	semi	«	2001	7,500	25,000	Brazil	Petrobras	Jan-03	Aug-04		$125,000		$110,000
Other Deepwater (15)
Deepwater Navigator	ship	«	2000	7,200	25,000	Brazil	Petrobras	Jul-03	Jul-04		$94,300		$99,300
Discoverer 534	ship	«	1975/1991	7,000	25,000	India	Reliance	Dec-03	Jul-04		$110,000		$110,000
Discoverer Seven Seas	ship	«	1976/1997	7,000	25,000	India	ONGC	Feb-04	Feb-07		$125,000		$125,000
Transocean Marianas	semi		1998	7,000	25,000	USGOM	Kerr-McGee	May-04	Jun-04		$85,000		$75,000
Sedco 707(9)	semi	«	1976/1997	6,500	25,000	Brazil	Petrobras	Feb-04	Nov-05		$100,000		$100,000
Jack Bates(9)	semi		1986/1997	5,400	30,000	UKNS	Total	Apr-04	Jul-04		$125,000		$80,000
						Australia	Woodside	Dec-04	Sep-05		$89,000		$125,000
Peregrine I(5)	ship	«	1996	5,280	25,000	Brazil		Apr-04	idle				$70,000
Sedco 709	semi	«	1977/1999	5,000	25,000	Nigeria	Shell	May-04	Jun-04		$150,000		$145,000
M.G. Hulme, Jr.(6)	semi		1983/1996	5,000	25,000	Nigeria	Total	Apr-04	Jul-04		$125,000		$85,000
Transocean Richardson	semi		1988	5,000	25,000	Ivory Coast	CNR	Oct-03	Oct-05		$85,000		$45,000
Jim Cunningham	semi		1982/1995	4,600	25,000	Egypt	GUPCO	Aug-03	Jul-04		$67,500		$54,500
								Aug-04	15-day planned shipyard program
Sedco 710(9)	semi	«	1983	4,500	25,000	Brazil	Petrobras	Oct-01	Oct-06		$109,500		$71,000
Transocean Rather	semi		1988	4,500	25,000	Angola		May-04	idle				$99,000
Transocean Leader(10)	semi		1987/1997	4,500	25,000	Norway	Statoil	May-04	Aug-05		$173,500		$107,500
Sovereign Explorer	semi		1984	4,500	25,000	Las Palmas		Jun-03	idle				$85,000
Other High Specification (4)
Henry Goodrich	semi		1985	2,000	30,000	E. Canada	Terra Nova	Feb-03	Feb-05		$116,600		$110,000
Paul B. Loyd, Jr.	semi		1987	2,000	25,000	UKNS	BP	Mar-04	Mar-05		$120,000		$107,500
Transocean Arctic	semi		1986	1,650	25,000	NNS		Mar-04	shipyard program — contract preparation				$200,000
Polar Pioneer	semi		1985	1,500	25,000	NNS	Norsk Hydro	Jan-04	Oct-04		$110,200		$106,400
						NNS		Jun-04	21-day planned shipyard program
						NNS	Statoil	Oct-04	Jun-06		$170,000		$110,200

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : May 28, 2004
New Contracts and Contract Extensions Noted in Bold

								Current		Current	Previous
Dynamically positioned «	Floater		Yr. Entered(1)	Water	Drilling			Contract	Estimated(2)	Contract	Contract
Rig Type/Name	Type		Service	Depth (ft.)	Depth	Location	Client	Start/Idle Date	Expiration	Dayrate(3)	Dayrate(3)
Other Floaters (25)
Peregrine III	ship	«	1976	4,200	25,000	USGOM			idle		N/A
Sedco 700	semi		1973/1997	3,600	25,000	E. Guinea	A. Hess	Oct-03	Jul-04	$84,000	$86,500
Transocean Legend(9)	semi		1983	3,500	25,000	Brazil		May-04	idle		$55,000
Transocean Amirante	semi		1978/1997	3,500	25,000	USGOM		Feb-02	idle		$50,000
C. Kirk Rhein, Jr.	semi		1976/1997	3,300	25,000	USGOM		Mar-02	idle		$63,500
Transocean Driller	semi		1991	3,000	25,000	Brazil	Petrobras	Apr-04	Aug-04	$52,000	$55,000
Falcon 100	semi		1974/1999	2,400	25,000	USGOM		Sep-03	idle		$42,500
Sedco 703	semi		1973/1995	2,000	25,000	Australia	BHPB	May-04	Jun-04	$75,000	$73,700
						Australia	ENI	Jul-04	Jul-04	$75,000	$75,000
						Australia	ChevronTexaco	Jul-04	Aug-04	$72,500	$75,000
						Australia	Woodside	Aug-04	Sep-04	$77,000	$72,500
						Australia	Antrim	Sep-04	Oct-04	$77,000	$77,000
						Australia	Apache	Oct-04	Nov-04	$73,700	$77,000
						Australia	BHPB	Nov-04	Nov-04	$75,000	$73,700
Sedco 711	semi		1982	1,800	25,000	UKNS	Shell	Apr-04	Dec-04	$45,100	$43,000
Transocean John Shaw	semi		1982	1,800	25,000	UKNS	CNR	Apr-04	Jun-04	$55,000	$45,000
						UKNS	CNR	Jul-04	Aug-04	$50,000	$55,000
Sedco 712	semi		1983	1,600	25,000	UKNS		Nov-03	idle		$47,700
Sedco 714	semi		1983/1997	1,600	25,000	UKNS	EnCana	Apr-04	Jul-04	$44,500	$40,500
Actinia	semi		1982	1,500	25,000	Egypt	IEOC	Mar-04	Jun-04	$44,000	$42,500
Sedco 600	semi		1983	1,500	25,000	Enroute		May-04			$52,000
						Russia	BP	Jul-04	Sep-04	$60,000	$52,000
Sedco 601	semi		1983	1,500	25,000	Singapore		May-04	idle		$65,000
Sedneth 701	semi		1972/1993	1,500	25,000	Angola	ChevronTexaco	Nov-03	Oct-04	$63,000	$55,000
Sedco 702	semi		1973/1992	1,500	25,000	Australia		Apr-03	idle		$80,000
Transocean Winner	semi		1983	1,500	25,000	NNS		Aug-02	idle		$120,000
Transocean Searcher	semi		1983/1988	1,500	25,000	NNS	Statoil	Jul-03	Jul-04	$103,800	$105,800
						NNS	Statoil	Aug-04	May-05	$120,000	$103,800
Transocean Prospect	semi		1983/1992	1,500	25,000	UKNS		Oct-02	idle		$98,000
Transocean Wildcat	semi		1977/1985	1,300	25,000	UKNS		Oct-01	idle		$85,000
Transocean Explorer	semi		1976	1,250	25,000	UKNS		Jan-99	idle		$145,000
J.W. McLean	semi		1974/1996	1,250	25,000	UKNS		May-04	idle		$50,000
Sedco 704	semi		1974/1993	1,000	25,000	UKNS	ChevronTexaco	May-04	Sep-04	$55,000	$45,000
Sedco 706	semi		1976/1994	1,000	25,000	UKNS		Sep-03	idle		$57,000

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : May 28, 2004
New Contracts and Contract Extensions Noted in Bold

							Current		Current	Previous
Dynamically positioned «	Floater	Yr. Entered(1)	Water	Drilling			Contract	Estimated(2)	Contract	Contract
Rig Type/Name	Type	Service	Depth (ft.)	Depth	Location	Client	Start/Idle Date	Expiration	Dayrate(3)	Dayrate(3)
Jackups (26)
Interocean III		1978/1993	300	25,000	Egypt	Devon	May-03	Sep-04	$38,000	$39,000
Shelf Explorer		1982	300	20,000	E. Guinea	Marathon	Oct-03	Aug-04	$58,000	$72,000
Transocean Comet		1980	250	20,000	Egypt	GUPCO	Oct-03	Oct-05	$32,000	$27,300
Transocean Mercury		1969/1998	250	20,000	Egypt	GUPCO	Dec-03	Jul-04	$34,000	$30,500
Transocean Nordic		1984	300	25,000	India	Reliance	Feb-04	Aug-04	$57,800	$72,100
Trident II		1977/1985	300	25,000	India	ONGC	May-03	May-06	$60,000	$34,900
Trident IV		1980/1999	300	25,000	Enroute		Apr-04	60-day mobilization/shipyard program		$59,900
					Italy	ENI	Jul-04	Jul-05	$57,500	$59,900
Trident VI		1981	220	21,000	Cameroon		Jan-04	idle		$53,200
Trident VIII		1982	300	21,000	Congo	ChevronTexaco	Dec-03	Jul-04	$37,500	$35,000
Trident IX		1982	400	20,000	Vietnam	JVPC	Nov-03	Aug-04	$56,300	$65,250
					Vietnam	JVPC	Aug-04	Aug-05	$60,000	$56,300
Trident XII		1982/1992	300	25,000	India	ONGC	Nov-03	Nov-06	$62,250	$57,000
Trident XIV		1982/1994	300	20,000	Angola	ChevronTexaco	May-04	Apr-05	$60,000	$75,000
Trident 15		1982	300	25,000	Thailand	Unocal	Feb-03	Feb-05	$53,500	$70,000
Trident 16		1982	300	25,000	Thailand	ChevronTexaco	Jun-04	Jun-04	$53,000	$44,000
					Thailand	ChevronTexaco	Jul-04	Dec-04	$60,000	$53,000
Trident 17		1983	355	25,000	Vietnam	Carigali	Sep-03	Jun-04	$62,000	$55,000
					Vietnam	Carigali	Jun-04	Mar-06	$57,500	$62,000
Trident 20		2000	350	25,000	Caspian	Petronas	Apr-04	Dec-04	$90,000	$89,000
Ron Tappmeyer		1978	300	25,000	India	ONGC	Nov-03	Nov-06	$62,250	$50,100
Randolph Yost		1979	300	25,000	India	ONGC	Nov-03	Nov-06	$60,750	$64,000
D.R. Stewart		1980	300	25,000	Italy	ENI	Mar-03	Mar-05	$51,000	$35,500
G.H. Galloway		1984	300	25,000	Italy	ENI	Jul-02	Jul-04	$48,000
					Italy	ENI	Jul-04	Jul-05	$51,000	$48,000
Harvey H. Ward		1981	300	25,000	Malaysia	Talisman	Jul-02	Jul-04	$45,000	$44,900
					Malaysia	Talisman	Jul-04	Jul-05	$46,350	$45,000
Roger W. Mowell		1982	300	25,000	Malaysia	Talisman	Dec-02	Nov-04	$45,000	$54,000
					Malaysia	Talisman	Nov-04	Nov-05	$46,350	$45,000
J.T. Angel		1982	300	25,000	India	ONGC	May-02	Jun-04	$50,000	$50,000
F.G. McClintock		1975	300	25,000	India	ONGC	Oct-02	Oct-04	$50,000	$55,000
C.E. Thornton		1974	300	25,000	India	ONGC	Jun-02	Jun-04	$45,000	$52,000
Jupiter		1981/1997	170	16,000	UAE		Sep-98	idle

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : May 28, 2004
New Contracts and Contract Extensions Noted in Bold

								Current		Current	Previous
Dynamically positioned «	Floater		Yr. Entered(1)	Water	Drilling			Contract	Estimated(2)	Contract	Contract
Rig Type/Name	Type		Service	Depth (ft.)	Depth	Location	Client	Start/Idle Date	Expiration	Dayrate(3)	Dayrate(3)
Self-ErectingTenders (4)
Searex 9			1981	400	20,000	Congo		Apr-04	idle		$42,000
Searex 10			1983/1994	450	21,000	Nigeria	ENI	Oct-03	Aug-04	$44,000	$43,000
								Jul-04	28-day planned shipyard program
Charley Graves			1975	500	20,000	Malaysia		May-04	idle		$40,000
W.D. Kent			1977	400	20,000	Malaysia		Jan-03	idle		$35,000
Non-U.S. Drilling Barges (4)
Searex 4			1981/1989	21	25,000	Singapore		Apr-04	shipyard program — contract preparation
						Indonesia	Total	Jul-04	Jul-09	$39,200
Searex 6			1981/1991	25	25,000	Cameroon		Jul-02	idle		$27,500
Searex 12			1982/1992	25	25,000	Nigeria	Shell	Aug-02	Jun-04	$39,000	$37,000
Hibiscus(7)			1979/1993	25	16,000	Indonesia	Total	Jan-04	Jan-07	$47,700	$44,300
Platform Rigs (1)
Cliffs # 1			1988/98		18,000	China			idle
Other (2)
Joides Resolution(8)	ship	«	1978	27,000	30,000	Japan		May-04	idle		$88,750
Sedco 135D			1966/77/01	600		Brazil	SLB	Jun-01	Jun-09	$28,500

Footnotes:

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)	Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.

(3)	Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve.

(4)	The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

(5)	Although originally constructed in 1982, this unit was substantially upgraded in 1996.

(6)	Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.

(7)	Owned by a joint venture in which the company has a 75% interest.

(8)	Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

(9)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(10)	Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the base level when utilized in a water depth of greater than 2,000 feet.

Transocean Inc. Fleet